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                                                                     EXHIBIT 24


                              POWER OF ATTORNEY

        The undersigned directors of The Standard Products Company, an Ohio corporation (the "Company"), for purposes of fulfilling the annual reporting requirements of the Securities and Exchange Act, as amended, and the rules and regulations promulgated thereunder, hereby constitute and appoint Donald R. Sheley, Jr., and Richard N. Jacobson, and each of them, severally, as their attorney-in-fact and agent, with full power of substitution and resubstitution, in their names and on their behalf, to sign in their capacities as such attorney-in-fact the Company's Annual Report on Form 10-K, for the fiscal year ended June 30, 1998, and any and all amendments, attachments, and addendums thereto, with full power and authority to perform and do any and all acts and things whatsoever which any such attorney or substitute may deem necessary or advisable to be performed or done in connection with any or all of the above-described matters, as fully as each of the undersigned could do if personally present and acting, hereby ratifying and approving all acts of any such attorney or substitute.

        IN WITNESS WHEREOF, the undersigned have executed this Power of attorney as the 1st day of September, 1998.


/s/ James S. Reid, Jr.                          /s/ Malcolm R. Myers
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James S. Reid, Jr. Chairman                     Malcolm R. Myers


/s/ James C. Baillie                            /s/ Leigh H. Perkins
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James C. Baillie                                Leigh H. Perkins


/s/ Edward B. Brandon                           /s/ Alfred M. Rankin, Jr.
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Edward B. Brandon                               Alfred M. Rankin, Jr.


/s/ John Doddridge                              /s/ Alan E. Riedel
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John Doddridge                                  Alan E. Riedel


/s/ John D. Drinko                              /s/ John D. Sigel
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John D. Drinko                                  John D. Sigel

/s/ Curtis E. Moll                              /s/ W. Hayden Thompson
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Curtis E. Moll                                  W. Hayden Thompson